EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Kiran Patel, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the amendment to Quarterly Report of Solectron Corporation on Form 10-Q/A for the three-month period ended November 26, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q/A fairly presents in all material respects the financial condition and results of operations of Solectron Corporation.

Date: April 14, 2005

/S/ Kiran Patel

Kiran Patel
Executive Vice President and Chief
Financial Officer